SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                                                   Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) May 8, 2002



                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                     333-68812                13-6357101
----------------------------           ---------                ----------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)                File No.)            Identification No.)



                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)



                               (212) 902-1000
             Registrant's telephone number, including area code



                               Not Applicable
       (Former name or former address, if changed since last report)



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Item 5.           Other Events
                  ------------

                  The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of two term sheets, each dated May 8, 2002, prepared by the Registrant for a proposed offering of approximately $297,281,340 of Mortgage Pass-Through Certificates, Series 2002-3 pursuant to the Registration Statement. This transaction is expected to close on May 29, 2002. The first term sheet ("Term Sheet 1") provides an analysis and description of $201,922,222 of senior certificates secured by conventional fixed rate 30 year mortgage loans. Term Sheet 1 is filed as Exhibit 99.1. The second term sheet ("Term Sheet 2") provides an analysis and description of $95,359,118 of senior certificates secured by conventional fixed rate 15 year mortgage loans. Term Sheet 2 is filed as Exhibit 99.2.




                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GS Mortgage Securities Corp.

                                      By:  /s/ Jay F. Strauss
                                          -----------------------------
                                          Name:   Jay F. Strauss
                                          Title:   Secretary

Dated: May 9, 2002




                               EXHIBIT INDEX

Exhibit No.                       Description
-----------                       ------------
    99.1                          Term Sheet, dated May 8, 2002, as
                                  prepared by the Registrant for a proposed offering of approximately $297,281,340 of
                                  Mortgage Pass-Through Certificates,
                                  Series 2002-3 pursuant to the
                                  Registration Statement, which provides an analysis and description of $201,922,222 of senior certificates secured by conventional fixed rate 30 year mortgage loans.


    99.2 Term Sheet, dated May 8, 2002, as prepared by the Registrant for a proposed offering of approximately $297,281,340 of Mortgage Pass-Through Certificates,
                                  Series 2002-3 pursuant to the
                                  Registration Statement, which provides an analysis and description of $95,359,118 of senior certificates secured by conventional fixed rate 15 year mortgage loans.